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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  April 2, 2003
                                 ---------------
                Date of Report (Date of earliest event reported)

                          Plymouth Rubber Company, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

             Massachusetts               1-5197         04-1733970
      ---------------------------     -----------   ------------------
     (State or other jurisdiction)    (Commission    (IRS Employer of
          incorporation               File Number   Identification No.)

               104 Revere Street, Canton, Massachusetts   02021
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)

                                 (617) 828-0220
                                 ---------------
               Registrant's Telephone Number, including area code

                                      None
                                    --------
          (Former Name or Former Address, if changed since last report)

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Item 7. Exhibits

(a)  Financial Statements of businesses acquired:

     Not applicable

(b)  Proforma Financial Information:

     Not applicable

(c)  Exhibits:

     Exhibits required as part of this report are listed in the Index to Exhibits appearing on Page 4.


Item 12.  Results of Operations and Financial Condition.

A copy of the news release issued by Plymouth Rubber Company, Inc. on Wednesday, April 2, 2003, describing its results of operations for the quarter ended February 28, 2003, is attached hereto as Exhibit 99.1.




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                                 SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                           PLYMOUTH RUBBER COMPANY, INC.
                                   (Registrant)



Date:  April 3, 2003           By /S/ Joseph J. Berns
                               -----------------------
                                     Joseph J. Berns
                               Vice President-Finance and
                               Treasurer




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INDEX TO EXHIBITS


Exhibit No.              Description
-----------             ---------------------------------------
    99.1                News release issued by Plymouth Rubber
                        Company, Inc. on April 2, 2003.




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